                                                               EXHIBIT D

         THIS WARRANT AND THE SHARES OF CLASS C PREFERRED STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES AND EXCHANGE COMMISSION PROMULGATED UNDER THE ACT), AND THIS WARRANT AND THE UNDERLYING SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS, UNLESS AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS IS AVAILABLE.

                                    WARRANT

             WARRANT TO PURCHASE SHARES OF CLASS C PREFERRED STOCK
                               OF BEV-TYME, INC.
                    Date of Issuance: As of October 25, 1996

         THIS CERTIFIES that, for value received, Ulster Investments Limited, or registered assigns (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from BEV-TYME, INC., a Delaware corporation (the "Company"), at the price hereinafter set forth in Section 7, the number of shares hereinafter set forth in Section 8, of the Company's $0.0001 par value Class C Preferred Stock (all of the Company's shares of Class C Preferred Stock being hereafter referred to as "Preferred Stock"). This Warrant is hereinafter referred to as the "Warrant" and the shares of Preferred Stock issued or then issuable pursuant to the terms hereof are hereinafter sometimes referred to as "Warrant Shares".

         Section 1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time and from time to time on or after its date of issuance but prior to the Expiration Date defined in Section 11 by presentation of the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price set forth in Section 7 hereof and/or election of the "net issuance" method of exercise set forth on said Purchase Form, for the number of shares specified in such form. Upon receipt by the Company of the said Purchase Form executed as aforesaid, at the office of the Company, accompanied by payment of the Exercise Price (which can be paid in whole or in part (a) through application of any outstanding obligation of the Company to Holder, (b) by delivery to the Company of certificate(s) representing shares of the Company's common and/or preferred stock together with executed stock powers wherein the shares represented by such certificates will be valued based upon the average of the closing bid and ask prices for the stock over the five trading days immediately preceding such delivery) and/or (c) through designation of the "net issuance" method of exercise set forth on said Purchase Form, the Company shall issue and deliver to the Holder within a reasonable period of time not to exceed 10 days a certificate or certificates of the shares of Preferred Stock then being issued upon such exercise. Based upon representations, warranties and covenants of the Company contained in the Loan and Securities Purchase Agreement of even date herewith by and between the Company and the Holder, such certificates shall not bear any restricted legends. If this Warrant shall be exercised with respect to only a part of the shares of Preferred Stock covered hereby, the Holder shall be entitled to receive a similar warrant of like tenor and date covering the number of shares in respect of which this Warrant shall not have been exercised.

         Section 2. Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Preferred Stock as shall be required to be issued upon exercise of this Warrant.

         Section 3. Shares to be Fully Paid and Nonassessable. All shares of Preferred Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

         Section 4. Assignment of Warrant. This Warrant is not transferable except pursuant to an effective registration statement under the Securities Act of 1933, as amended, and other applicable securities laws, or unless an exemption from the registration provisions of such Act and other applicable securities laws is applicable. All subsequent offers and sales of this Warrant will be made: (a) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (b) pursuant to registration of the Warrant under the Act, or (c) pursuant to an exemption from such registration. In the event of such transfer or assignment, the Holder shall surrender this Warrant to the Company with the Assignment Form in the form annexed hereto duly executed and with funds sufficient to pay any transfer taxes, and the Company shall cancel this Warrant and, without charge, shall execute and deliver a new Warrant of like tenor in the name of the assignee which enables the assignee to succeed to all rights and interest of its assignor at the time of assignment of this Warrant.

         Section 5. Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

         Section 6. Rights of the Holder. No provision of this Warrant shall be construed as conferring upon the Holder hereof the right to vote, consent, receive dividends or receive notice other than as herein expressly provided. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of such Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         This Warrant and the shares issuable hereunder shall not be sold, offered for sale, pledged, hypothecated, or otherwise transferred in the absence of registration under the Act and other applicable securities laws or an exemption from the registration provisions of such Act and other applicable securities laws is available.

         Section 7.  Exercise Price.

         7(a). Initial Exercise Price. The purchase price for each share of Preferred Stock purchased under this Warrant (the "Exercise Price") shall initially be $0.50.

         7(b). Adjustment of Exercise Price. The Exercise Price, determined pursuant to Subsection 7(a) hereof, shall, in addition to any adjustments pursuant to Section 10 hereof, be adjusted from time to time pursuant to this Subsection 7(b).

         7(b)(1). Adjustment of Exercise Price upon Issuance of Preferred Stock. If and whenever after the date hereof the Company shall issue or sell, or is, in accordance with the provisions of this Subsection 7(b), deemed to have issued or sold, any shares of its Preferred Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price per share of Preferred Stock at which such shares are deemed to have been issued or sold.

         7(b)(2). Issuance of Rights or Options. In case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Preferred Stock or any stock or securities convertible into or exchangeable for Preferred Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Preferred Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined as provided in the following sentence) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Preferred Stock issuable upon the exercise of all such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall, for purposes of this Subsection 7(b), be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. The price per share for which Preferred Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (a) the sum of (l) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (2) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (3) in the case of all such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of all such Convertible Securities (to the extent not counted in clause (2)) and upon the conversion or exchange of all such Convertible Securities into Preferred Stock, by (b) the total maximum number of shares of Preferred Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options; the consideration received or receivable by the Company shall in each case be determined in accordance with Paragraph (5) of Subsection 7(b) hereof. Except as otherwise provided in Paragraph (4) of Subsection 7(b) hereof, no adjustment of the Exercise Price shall be made upon the actual issue of such Preferred Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Preferred Stock upon conversion or exchange of such Convertible Securities.

         7(b)(3). Issuance of Convertible Securities. In case the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Preferred Stock is issuable upon such conversion or exchange (determined as provided in the following sentence) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Preferred Stock convertible or issuable upon conversion or exchange of all such Convertible Securities shall, for purposes of this Subsection 7(b), be deemed to have been issued for such price per share as of the date of the issue of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in Paragraph (4) of Subsection 7(b) below, no adjustment of the Exercise Price shall be made upon the actual issue of such Preferred Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Subsection 7(b), no further adjustment of the Exercise Price shall be made by reason of such issue or sale. The price per share for which Preferred Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (x) the sum of (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (2) the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities into Preferred Stock; by (y) the total maximum number of shares of Preferred Stock issuable upon the conversion or exchange of such Convertible Securities; the consideration received or receivable by the Company shall in each case be determined in accordance with Paragraph (5) of Subsection 7(b).

         7(b)(4). Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if (a) the purchase price provided for in any Option which is referred to in Paragraph (2) of Subsection 7(b) and is still outstanding, (b) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities which are referred to in Paragraphs (2) or (3) of Subsection 7(b) and are still outstanding, or (c) the rate at which any such Convertible Securities are convertible into or exchangeable for Preferred Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any Option referred to in Paragraph (2) of Subsection 7(b) prior to the exercise thereof or the termination of any right to convert or exchange any Convertible Securities referred to in Paragraphs (2) or (3) of Subsection 7(b) prior to the exercise of such rights, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Preferred Stock issuable thereunder shall no longer be deemed to be outstanding for the purposes of any calculation under Paragraphs (2) or (3) of Subsection 7(b). If the purchase price provided for in any Option referred to in Paragraph (2) of Subsection 7(b) or the consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Paragraphs (2) or (3) of Subsection 7(b) and still outstanding shall decrease, or the number of shares of Preferred Stock issuable upon conversion or exchange of any such Convertible Securities shall increase, at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Preferred Stock, the Exercise Price then in effect hereunder shall forthwith be adjusted to the Exercise Price which would have obtained had Paragraphs (2) and
(3) of Subsection 7(b) and the provisions of this Paragraph (4) of Subsection 7(b) never been given effect in relation to such Option or Convertible Securities and had the Exercise Price been adjusted pursuant to Subsection 7(b) at the time of delivery of such shares of Preferred Stock based on the consideration received (or deemed received under Paragraph (5) of Subsection 7(b)) for such Preferred Stock, determined as of the date of such delivery, provided that such adjustment of the Exercise Price shall be made only if as a result thereof the Exercise Price then in effect hereunder is thereby reduced.

         7(b)(5). Consideration for Securities. In case any shares of Preferred Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company thereof, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Preferred Stock, Options or

Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

         7(b)(6). Record Date. In case the Company shall declare a record date of the holders of its Preferred Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Preferred Stock, Options or Convertible Securities, or (b) to subscribe for or purchase Preferred Stock, Options, or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Preferred Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         7(b)(7). Treasury Shares. The number of shares of Preferred Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Preferred Stock for the purposes of this Subsection 7(b).

         7(b)(8). Subdivision or Combination of Stock. In case the Company shall at any time subdivide (by any stock split, stock dividend, or otherwise) its outstanding shares of Preferred Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Preferred Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         7(b)(9). Certain Issues of Preferred Stock Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of up to a total of Ten Thousand (10,000) shares (appropriately adjusted for any stock splits, stock dividends or stock combinations) issued or issuable to employees pursuant to the exercise of stock options granted either by the Board of Directors of the Company or pursuant to stock option plans approved by the Board of Directors of the Company.

         7(b)(10). Duty to Make Fair Adjustments In Certain Cases. If any event occurs as to which the other provisions of this Subsection 7(b) or the provisions of Section 10 hereof are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

         Section 8.  Number of Warrant Shares.

         Initial Number of Warrant Shares. This Warrant shall upon its issuance be exercisable in accordance with the terms hereof for 100,000 shares of Preferred Stock (the "Initial Number") subject to adjustment pursuant to
Section 10 hereof. The number of shares of Preferred Stock actually issued will be subject to further adjustment in the event and to the extent the Holder designates the "net issuance" method of exercise set forth on the Purchase Form.

         Section 9. Notices to Warrant Holder. So long as this Warrant shall be outstanding, the Company shall cause to be delivered to the Holder at least 15 days prior written notice of the time, place and agenda of any meeting of its stockholders or the Board of Directors at which it is proposed to authorize the issuance of any shares of Preferred Stock or any securities, options, warrants or rights of conversion the exercise of which would entitle the holder thereof to receive shares of Preferred Stock. In addition, (i) if the Company shall pay any dividend or make any distribution upon the shares of its Preferred Stock, or (ii) if the Company shall offer to the holders of Preferred Stock for subscription or purchase by them any shares of stock of any classes or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the Preferred Stock of the Company, consolidation or merger of the Company with or into another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least 30 days prior to the date specified in (a) or (b) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (a) a record is to be taken or the stock transfer books of the Company are to be closed for the purpose of determining the stockholders entitled to receive such dividend, distribution or rights, or (b) a record is to be taken or the stock transfer books of the Company are to be closed for the purpose of determining the stockholders entitled to exchange their shares of Preferred Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up.

         Section 10. Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Preferred Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Preferred Stock except by way of dividend or other distribution or except by way of a subdivision, split or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation or which does not result in any reclassification, capital reorganization or other change of outstanding shares of Preferred Stock of the class issuable upon exercise of this Warrant), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation or merger, by a holder of the number of shares of Preferred Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation or merger. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 10 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Preferred Stock and to successive consolidations and mergers. In the event that in any such capital reorganization or reclassification, consolidation or merger, additional shares of Preferred Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Preferred Stock, any amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company in good faith shall be final and binding on the Holder.

         Section 11. Expiration Date. The Warrant shall terminate on the Expiration Date and may not be exercised on or after such date. The Expiration Date shall be October 25, 2001.

         Section 12. Applicable Law. The parties hereto acknowledge that the principal place of business of the Holder is Antigua, West Indies and this Warrant shall be deemed to have been delivered, is to be performed within and shall be deemed to be a contract made under, construed and interpreted in accordance with and governed by the internal laws of the Antigua, West Indies (without reference to (i) its judicially or statutorily pronounced rules regarding conflict of law or choice of law; (ii) where any instrument is executed or delivered; (iii) where performance required by any instrument is made or required to be made; (iv) where any breach of any provision of any instrument occurs or any cause of action otherwise accrues; (v) where any action or other proceeding is instituted or pending; (vi) the nationality, citizenship, domicile, principal place of business, or jurisdiction, organization or domestication of any party; (vii) whether the laws of the forum jurisdiction would otherwise apply the laws of a jurisdiction other than Antigua, West Indies; or (viii) any combination of the foregoing.

         Section 13. Registration. The Holder and the Company hereby agree that the Registration Rights Agreement, dated as of October __, 1996, between the Company and the Holder ("Registration Rights Agreement") shall apply to Warrant Shares acquired by the Holder upon exercise of this Warrant from time to time.


                                            BEV-TYME, INC.


                                            By: /s/ Robert Sipper
                                                ---------------------------

                                ASSIGNMENT FORM



                                                        Dated:_________________


         For value received, ____________________________________ hereby sells, assigns and transfers a Warrant dated ____________ unto:
Name ___________________________________________________________
                (Please typewrite or print in block letters)
Address_________________________________________________________
and appoints ___________________________________________________
________________________________________________________________

Attorney to transfer the said Warrant on the books of the within named Company with full power of substitution in the premises.

         The undersigned hereby certifies, as a condition to Bev-Tyme, Inc. honoring the assignment of the Warrant, that: (a) it is not a U.S. person (within the meaning of Securities and Exchange Commission Regulation S) and all offers and sales of the Warrant were made outside the United States in compliance with Rule 903 or Rule 904 of Regulation S to persons who were not U.S. persons; or (b) a written opinion of counsel satisfactory to the within named Company will be delivered to the within named Company to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the Securities Act of 1933, as amended, or are exempt from registration thereunder.

                                  Signature_________________________

                                 PURCHASE FORM
                                                             Dated:____________

                  The undersigned hereby irrevocably elects to exercise his or its right to purchase __________ shares of the $0.0001 par value Class C Preferred Stock of Bev-Tyme, Inc. (the "Company"), such right being pursuant to a Warrant dated October__, 1996, and as issued to the undersigned by the Company, and hereby:

(i) [ ] remits herewith the sum of $__________ in payment for same in accordance with the Exercise Price specified in Section 7 of said Warrant, or

(ii) [ ] directs that the amount of $_________ owed to the undersigned by Company be applied as payment for same in accordance with the Exercise Price specified in Section 7 of said Warrant, or

(iii) [ ] delivers certificate(s) representing shares of the Company's Common and/or Class C Preferred Stock together with executed stock powers wherein shares with a value of $__________________ are being surrendered to the Company in payment for same in accordance with the Exercise Price specified in Section 7 of said Warrant (such value being calculated as provided in Section 1 of said Warrant), or

(iv) [ ] directs that the purchase be without cash payment and on a "net issuance" basis whereby the shares of Class C Preferred Stock actually issued to the undersigned will be that number of shares of Class C Preferred Stock equal to the number of shares for which the Warrant is being exercised less the number of shares having a value (calculated as provided in Section 1 of the Warrant) equal to the aggregate exercise price of that number of shares for which the Warrant is being exercised. For example, if the Warrant is being exercised with respect to 15,000 shares and the value of the Company's Class C Preferred Stock is $1.50 per share at the time of exercise, the number of shares issued to the Holder will be 10,000 [15,000-5,000 which is derived by multiplying 15,000 (the number of shares being exercised) by $0.50 (the exercise price) and dividing the result by $1.50 (the value per share)], or

(v) [ ] elects the following combination of (i) through (iv), inclusive, to the extent of $_______________ in payment for same in accordance with the Exercise Price specified in Section 7 of said Warrant or through "net issuance" as provided in (iv) above:

         The undersigned hereby certifies, as a condition to the Company honoring the exercise of the Warrant, that: (a) it is not a U.S. person (within the meaning of Securities and Exchange Commission Regulation S) and the Warrant is not being exercised on behalf of a U.S. person; or (b) a written opinion of counsel will be delivered to the Company to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the

Securities Act of 1933, as amended, or are exempt from registration thereunder.


          -------------------------------------------------------.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
    ---------------------------------------------------------
           (Please typewrite or print in block letters)

Address
       ------------------------------------------------------

                   Signature:
                             --------------------------------

Shares Heretofore Purchased
                            ---------------------------------
              (                 )   .
-------------------------------------